                                                                   Exhibit 10(c)

                                            REPURCHASE AGREEMENT dated as of May
                                            27, 1999, between GHS, INC., a
                                            Delaware corporation (the
                                            "Company"), and DEBBIE DWORKIN (the
                                            "Stockholder").


                  The Stockholder owns 50,000 shares of preferred stock, $0.01 par value (the "Preferred Stock") of the Company or common stock, $0.01 par value (the "Common Stock" and together with the Preferred Stock, the "Shares") of the Company issued upon conversion thereof, which Shares shall pursuant to the terms of this Agreement, become subject to repurchase by the Company in order provide an incentive to William Zanker ("Zanker"), the Stockholder's husband, to exercise his best efforts on behalf of the Company or any subsidiaries or affiliates of the Company, subject to the terms and provisions of this Agreement.


                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.       PURCHASE OPTION.

                  (a) The Shares shall be subject to the option (the "Purchase Option") in the amounts set forth in Section 2(c) herein. In the event Zanker shall cease to be employed by the Company (including an affiliate or a subsidiary of the Company) pursuant to any Voluntary Termination, Involuntary Termination or a Termination for Cause (in each case as defined in the Employment Agreement dated as of the date hereof (the "Employment Agreement") between the Company and Zanker) ("Cessation of Employment"), the Company shall have the right, at any time within 60 days after the date the Zanker ceases to be so employed, to purchase from the Stockholder or her personal representative, as the case may be, at the purchase price specified in subsection (b) below (the "Option Price"), up to but not exceeding the number of Shares specified in subparagraph (c) below upon the terms hereinafter set forth; PROVIDED, HOWEVER, that the Shares shall immediately cease to be subject to the Purchase Option (A) upon the merger or consolidation of the Company into or with another corporation or other entity, or the sale of all or substantially all the assets or the sale of all of the outstanding capital stock of the Company (each, a "Sale Transaction"), in each case under circumstances in which the holders of the outstanding capital stock of the Company, immediately prior to the Transaction, own less than a majority in voting power of the outstanding capital stock of the Company or the surviving or resulting company or acquiror, as the case may be, immediately following such Sale Transaction or (B) if Zanker is Terminated Without Cause (as such term is defined in the Employment Agreement).

                  (b) The Option Price per Share (as constituted on the date hereof) shall be:

                           (i) from the date hereof until May 31, 2000, the lesser of (A) $6.00 and (B) the Fair Value Per Share (as hereinafter defined);

                           (ii) from June 1, 2000 until the May 31, 2001, the lesser of (A) $9.00 and (B) the Fair Value Per Share; and

                           (iii) from June 1, 2001 until May 31, 2002, the lesser of (A) $12.00 and (B) the Fair Value Per Share (as hereinafter defined).

"Fair Value Per Share" shall mean, as of the date the Purchase Option is exercised, (i) if the Shares are not publicly traded, a price determined in good faith by the Board of Directors of the Company or (ii) if the Shares are publicly traded, the average closing price per share of Common Stock as reported in the over-the-counter market as reported on the Nasdaq National Market System or on the principal national securities exchange on which it is so traded, as the case may be, during the ten trading days ending on the trading date immediately prior to the date the Purchase Option is exercised.

                  (c) Subject to Section 1(d) hereof and the proviso contained in Section 1(a) hereof, upon the Cessation of Employment of Zanker during any period of time specified in the table below, the Company may exercise the Purchase Option for up to the maximum number of the Shares specified in the following table for such period:


----------------------------------------------------------------------------------------------------------------------
                                                 Number of Shares                        Number of Shares
                                          Subject to Purchase Option (if          Subject to Purchase Option (if
          If Cessation of             Preferred Shares have been converted        Preferred Shares have NOT been
         Employment Occurs                     into Common Shares)                 converted into Common Shares)
----------------------------------------------------------------------------------------------------------------------
During the period beginning on the                   500,000                                  50,000
date hereof and ending on
August 31, 1999
----------------------------------------------------------------------------------------------------------------------
During the period beginning on                       458,333                                  45,833
September 1, 1999 and ending on
November 30, 1999
----------------------------------------------------------------------------------------------------------------------
During the period beginning on                       416,667                                  41,667
December 1, 1999 and ending on
February 28, 2000
----------------------------------------------------------------------------------------------------------------------
During the period beginning on                       375,000                                  37,499
March 1, 2000 and ending on May 31,
2000
----------------------------------------------------------------------------------------------------------------------
During the period beginning on June                  333,333                                  33,333
1, 2000 and ending on August 31,
2000
----------------------------------------------------------------------------------------------------------------------
During the period beginning on                       291,667                                  29,167
September 1, 2000 and ending on
November 30, 2000
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
During the period beginning on                       250,000                                  24,999
December 1, 2000 and ending on
February 28, 2001
----------------------------------------------------------------------------------------------------------------------
During the period beginning on                       208,333                                  20,833
March 1, 2001 and ending on May
31, 2001
----------------------------------------------------------------------------------------------------------------------
During the period beginning on June                  166,667                                  16,666
1, 2001 and ending on August 31,
2001
----------------------------------------------------------------------------------------------------------------------
During the period beginning on                       125,000                                  12,499
September 1, 2001 and ending on
November 30, 2001
----------------------------------------------------------------------------------------------------------------------
During the period beginning on                        83,333                                   8,333
December 1, 2001 and ending on
February 28, 2002
----------------------------------------------------------------------------------------------------------------------
During the period beginning on                        41,667                                   4,166
March 1, 2002 and ending on May
31, 2002
----------------------------------------------------------------------------------------------------------------------
June 1, 2002                                            0                                        0
----------------------------------------------------------------------------------------------------------------------



                  (d) Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or affiliate or subsidiary of the Company, to terminate Zanker's employment for any reason, with or without cause, and without notice.

                  (e) For purposes of this Agreement, the following terms shall have the following respective meanings:

2. EXERCISE OF PURCHASE OPTION. The Purchase Option shall be exercised by written notice signed by an officer of the Company (the "Purchase Notice") and delivered or mailed as provided in Section 9 indicating (i) that the Company is exercising the Purchase Option, (ii) specifying a place and date not earlier than five (5) days from the date of delivery of the Purchase Notice for the closing of such purchase (the "Option Closing Date"), (iii) Option Price to be paid hereunder and (iv) instructing that the Escrow Agent deliver out of the Escrow Fund to the Company the number of shares held by the Escrow Agent being purchased by the Company on the Option Closing Date. The Option Price shall be payable, at the option of the Company in cash (by check) or by wire transfer of funds.

3. ADJUSTMENTS, ETC. If, from time to time during the term of the Purchase Option, there is:

                  (a) any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company; or

                  (b) any consolidation, merger or sale of all, or substantially all, of the assets of the Company, other than a Sale Transaction;

then, in such event, any and all new, substituted or additional securities or other property to which Stockholder is entitled by reason of his ownership of the Shares (the "Substituted Property") to the Purchase Option and shall be included in the term "Shares" for all purposes of the Purchase Option with the same force and effect as the Shares subject to the Purchase Option under the terms of Section 1. While the total Option Price shall remain the same after each such event, the Option Price per Company Share upon exercise of the Purchase Option shall be appropriately adjusted.

4. RESTRICTIONS ON TRANSFER. Stockholder shall not sell or in any other way directly or indirectly transfer, assign, pledge, distribute, bequeath, devise, encumber or otherwise dispose of, either voluntarily or involuntarily, with or without consideration (each, a "Sale") any of the Shares subject to the Purchase Option.

5. LEGENDS. All certificates representing any of the Shares subject to the provisions of this Agreement shall have endorsed thereon the following legend

"THESE SECURITIES ARE SUBJECT TO THE TERMS, CONDITIONS AND PROVISIONS, INCLUDING A PURCHASE OPTION AND A RIGHT OF FIRST REFUSAL, CONTAINED IN A CERTAIN AGREEMENT BETWEEN THE RECORD HOLDER HEREOF AND THE COMPANY. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE COMPANY'S OFFICES."

6. ESCROW ARRANGEMENTS. As security for her faithful performance of the terms of this Agreement and to insure that the Shares will be available for delivery upon exercise of the Purchase Option as herein provided, Stockholder agrees to deliver to and deposit with State Street Bank and Trust Company, or any successor thereto, or any other escrow agent mutually agreeable to the Company and the Stockholder (the "Escrow Agent"), as Escrow Agent in this transaction, two Stock Assignments, duly endorsed (with date and number of shares blank) in the forms attached hereto as Exhibit 1, together with the certificate or certificates evidencing the Shares. Said documents are to be held by the Escrow Agent and delivered by the Escrow Agent pursuant to the Escrow Agreement dated as of the date hereof among the Escrow Agent, the Company and the Stockholder and incorporated by this reference. The escrow arrangements set forth in this Section 6 with respect to the Shares shall not survive a Sale Transaction, and upon the consummation of any Sale Transaction the certificates evidencing the Shares and the Stock Assignments related thereto shall be delivered by the Escrow Agent to the registered holders thereof; PROVIDED, that the escrow arrangements set forth in this Section 6 with respect to the

Shares shall survive any consolidation, merger or sale of the assets or capital stock of the Company which is not a Sale Transaction and shall remain in full force and effect with respect to the Substituted Property.

                  7. RIGHTS AS A STOCKHOLDER. The Company shall not be required (i) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as the owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred. Subject to the provisions of Section 6 above, Stockholder shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Shares deposited in said escrow.

                  8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be wholly performed in such State (without regard to principles of conflicts of laws).

                  9. NOTICES. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, by telecopier sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address:

                           (i)      If to Stockholder, to:

                                    William Zanker
                                    20 Taconic Road
                                    Millwood, New York  10546
                                    Telecopier: (914) ________

                           (ii)     If to the Company, to:

                                    GHS, Inc.
                                    2400 Research Blvd.
                                    Rockville, Maryland 20850
                                    Attention:  Alan Gold
                                    Telecopier:  (301) 208-3254
                                    with copies to:

                                    Orrick, Herrington & Sutcliffe LLP
                                    666 Fifth Avenue
                                    New York, New York  10103
                                    Attention: Martin H. Levenglick
                                    Telecopier: (212) 506-5151

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or communication shall be deemed to be delivered and received (A) in the case of personal delivery or delivery by telecopier, when delivered,(B) in the case of nationally-recognized overnight courier, on next business day after the date when sent and(C) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted. As used in this Section 9, "business day" shall mean any day other than a date in which banking institutions in the State of New York are legally closed for business.

10. ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Company's successors and permitted assigns.

11.      MISCELLANEOUS.

                  (a) Each of the parties hereto shall hereafter, at the request of any party hereto, execute and deliver such further documents and agreements, and do such further acts and things as may be necessary or expedient to carry out the provisions of this Agreement.

                  (b) The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

                  (c) This Agreement constitutes a complete statement of all of the arrangements between the parties as of the date hereof with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings between such parties. No amendment, alteration or modification of this Agreement shall be valid unless in each instance such amendment, alteration or modification is in a writing signed by both parties.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    GHS, INC.


                                    By: /s/ Alan Gold
                                    --------------------------------------------
                                    Name:  Alan Gold
                                    Title: President


                                    STOCKHOLDER

                                       /s/ Debbie Dworkin
                                    --------------------------------------------
                                    DEBBIE DWORKIN

                                               EXHIBIT 1 to Repurchase Agreement

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE


                  FOR VALUE RECEIVED, _____________________ hereby sells, assigns and transfers unto GHS, INC. __________________ shares of preferred stock, $0.01 par value, of GHS, INC., a Delaware corporation, or common stock issued upon conversion thereof, standing in the undersigned's name on the books of said Company represented by Certificate No. ___________, and does hereby irrevocably constitute and appoint ______________________ attorney to transfer the said shares on the books of the said Company with full power of substitution in the premises.

Dated: ____________________

                                   Signature: __________________________________